EXHIBIT 4.1


NUMBER                                                                    SHARES


                            CHARRETTE DE CAFE, CORP.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
           25,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE

                                                             CUSIP 161149 10 9
                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

         THIS CERTIFIES that

         is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                            CHARRETTE DE CAFE, CORP.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

Dated



/s/ SANDRA J. ANDRE                                  /s/ SANDRA J. ANDRE
___________________                                  ___________________
    Sandra J. Andre                                      Sandra J. Andre
    President                                            Secretary


                            Charrette de Cafe, Corp.
                                 Corporate Seal
                                     Nevada

                                                  COUNTERSIGNED
                                                  PACIFIC STOCK TRANSFER COMPANY
                                                  P.O. Box 93385
                                                  Las Vegas, NV 89193


                                                  By
                                                    ____________________________
                                                    Authorized Signature

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common             UNIF GIFT MIN ACT YYY Custodian YYYYY
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with the right
          of survivorship and not as                     Act YYYYYYYYYYYYYYYYYYY
          tenants in common                                       (State)

         Additional abbreviations may also be used though not in the above list.

         For value received, _______________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

X _______________________________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR, ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:



                             TRANSFER FEE WILL APPLY